Prospectus Supplement

John Hancock Exchange-Traded Fund Trust

John Hancock Preferred Income ETF (the fund)

Supplement dated February 15, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Effective as of March 31, 2022 (the Effective Date), Caryn E. Rothman, CFA will be added as a portfolio manager for the fund. As of the Effective Date, Joseph H. Bozoyan, CFA and Bradley L. Lutz, CFA will continue as portfolio managers of the fund and, along with Caryn E. Rothman, CFA, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the Effective Date, the following information will be added under the heading “Portfolio management” in the Summary Prospectus:

Caryn E. Rothman, CFA

Managing Director and Portfolio Manager

Managed the fund since 2022

Further, effective as of December 31, 2022, Bradley L. Lutz, CFA will no longer serve as a portfolio manager for the fund. As of December 31, 2022, Joseph H. Bozoyan, CFA and Caryn E. Rothman, CFA, will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of December 31, 2022, all references to Mr. Lutz will be removed from the fund’s Summary Prospectus.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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